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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 28, 1999 (May 18, 1999)

                             Forward Air Corporation
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               (Exact Name of Registrant as Specified in Charter)

       Tennessee                         000-22490               62-1120025
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation)                                               Identification No.)

                                430 Airport Road
                             Greeneville, Tennessee                 37745
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                    (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (423) 636-7100
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On May 18, 1999, the Board of Directors of Forward Air Corporation (the "Company") declared a distribution of one stock purchase right (a "Right") for each outstanding share of the common stock of the Company, par value $.01 per share (the "Company Common Stock"), to shareholders of record at the close of business on June 1, 1999 and for each share of Company Common Stock issued thereafter. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share (a "Unit") of Series A Junior Preferred Stock, par value $.01 per share (the "Preferred Stock"), at a purchase price of $110.00 per Unit, subject to adjustment. The description and terms and conditions of the Rights are set forth in a Rights Agreement between the Company and SunTrust Bank, Atlanta, N.A., as Rights Agent, dated May 18, 1999, a copy of which is filed herewith as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits:

                  3 Restated Charter of Forward Air Corporation (restated electronically for SEC filing purposes only)

                  4 Rights Agreement, dated May 18, 1999, between Forward Air Corporation and SunTrust Bank, Atlanta, N.A., including the Form of Rights Certificate (Exhibit A) and the Form of Summary of Rights (Exhibit B)

                  99       Press Release, dated May 20, 1999














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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FORWARD AIR CORPORATION

                                       By: /s/ Richard H. Roberts
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                                            Name:  Richard H. Roberts
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                                            Title: Senior Vice President and
                                                   General Counsel
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Date:    May 27, 1999









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                                  Exhibit Index

Exhibit No.                                  Description
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     3                        Restated Charter of Forward Air Corporation
                              (restated electronically for SEC filing purposes only)

     4 Rights Agreement, dated May 18, 1999, between Forward Air Corporation and SunTrust Bank, Atlanta, N.A., including the Form of Rights Certificate (Exhibit A) and the Form of Summary of Rights (Exhibit B)

     99                       Press Release, dated May 20, 1999









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